UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2018

Date of reporting period:	September 1, 2017 — February 28, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Industrials Fund

Semiannual report
2 | 28 | 18

This **global sector fund** invests in stocks of industrial companies worldwide.

FUND SYMBOL
CLASS A
PGIAX

Putnam
Global Industrials
Fund

Semiannual report
2 | 28 | 18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Industrial products, services, and equipment industries may be affected by economic trends, commodity prices, technological obsolescence, labor relations, legislation, worldwide competition, and liability for environmental damage. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

April 12, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market encountered some challenges in early 2018. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses.

At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction — are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

Putnam Global Industrials Fund seeks companies that can profit from the worldwide demand for industrial products, services, and equipment.

This can include those companies that produce aerospace and defense equipment, building and home improvement products, electrical components and machinery, and other commodities. The fund may also invest in service providers such as civil engineering firms and contractors, commercial printers, and transportation companies.

The fund’s 2008 inception post-dates many of these developments.

2 Global Industrials Fund

The fund’s portfolio manager conducts his fundamental research with support from analysts on Putnam’s Equity Research team. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

The fund invests primarily in midsize and large companies, but can invest in companies of any size. The fund also invests in stocks around the world in an effort to find the best opportunities in the sector.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in eight sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

ALL SECTORS IN ONE FUND:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

INDIVIDUAL SECTOR FUNDS:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Global Industrials Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 Global Industrials Fund

Daniel Schiff
Portfolio Manager

Dan has an M.B.A. from Harvard Business School and a B.A. from Bowdoin College. He joined Putnam in 2016 and has been in the investment industry since 1998.

Dan, how was the investing environment during the reporting period?

Stock markets worldwide generally delivered solid returns for the six-month period, and stocks in the industrials sector outperformed the broader market. Stocks advanced through the first four months of the period, with a notable boost in late December 2017, when the U.S. Congress passed the Tax Cuts and Jobs Act. At the close of the 2017 calendar year, all three major U.S. stock indexes delivered their best annual returns since 2013, after posting multiple record closings throughout 2017. In international markets, stock market performance was also strong for the calendar year, with many regions, including many emerging markets, posting higher returns than those of U.S. stocks.

The strong performance for stocks continued into January 2018, but the final month of the period was more challenging. In early February, U.S. stocks became more volatile, and on February 8, after a number of turbulent sessions, the S&P 500 Index closed more than 10% below its January 2018 peak. For the month of February, global stock markets posted a loss — their first monthly declines in more than a year.

Global Industrials Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 2/28/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Global Industrials Fund

Why did stocks in the industrials sector perform so well?

The passage of the Tax Cuts and Jobs Act was an important positive development, as the reduction in corporate tax rates will provide a boost to profitability for many businesses. Also, after more than two years of anemic — if not outright negative — organic growth in the basic industries, we have seen evidence of acceleration.

For the past 15 years, U.S. industrial companies have woefully underinvested in capital equipment. Spending has started to recover as businesses update physical plants with new technologies. Company management teams recognize the need to shift their focus to internal investment to drive organic growth, reinforcing the notion that we are emerging from a two-year “industrial recession.”

How did the fund perform for the period?

The fund delivered a solid return for the six-month reporting period, outperforming its benchmark by a considerable margin. The fund’s class A shares returned 17.48%, while the benchmark, the MSCI World Industrials Index [ND], returned 10.16%.

This outperformance relative to the benchmark was a result of a few investment themes. One was the fund’s overweight exposure to stocks of U.S. defense contractors, which performed very well. We also targeted companies that we believed would benefit from increased spending on automation. This strategy proved beneficial, particularly with companies that provide machinery to businesses in the natural resources sector.

What were some strategies or holdings that contributed to performance for the period?

The top contributor to performance was our decision to maintain an underweight position, relative to the benchmark, in the stock of General Electric, which performed poorly. For much of the past year, we maintained limited exposure to General Electric and most other very large, diversified industrial companies, based on our view that they offer limited earnings or cash flow upside disconnects relative to market expectations.

Several U.S. defense companies were among the fund’s top performers for the period. These businesses have benefited from increased defense spending, as both houses of Congress as well as the White House have advocated to modernize the military. In addition, we believe overseas allies are likely to spend more on defense due to less support from the United States and an increasingly uncertain geopolitical landscape. Many defense companies have cleaned up their balance sheets and should also benefit from tax breaks as a result of the Tax Cuts and Jobs Act. Notable defense holdings for the period included Northrop Grumman, a leader in unmanned aerial vehicles and select nuclear platforms; Raytheon, a leader in missile defense and cybersecurity; and Harris, which specializes in technology for communications, electronic, and space and intelligence systems.

As business spending increased, stocks of companies in the machinery and automation industries did very well. Within the fund’s portfolio, two Japan-based companies were among the top performers in these areas: Komatsu, an equipment manufacturer, and FANUC, a robotics company. Komatsu was sold prior to period-end to lock in profits.

What are some holdings that detracted from performance during the period?

The fund’s investment in KION Group, a leader in warehouse automation and forklift manufacturing, was the top detractor for the period. The stock declined sharply when the company announced weaker-than-expected third-quarter

Global Industrials Fund 7

earnings. We added to our position in KION during the short-term weakness given our longer-term conviction about its exposure to a rapidly growing area of the industrial economy. Specifically, KION provides the infrastructure backbone for the distribution centers that Amazon is building, as well as the warehouses that Walmart and other merchandise companies are building to compete with Amazon.

Also dampening performance for the period was our decision to maintain an underweight position in United Technologies and not hold 3M, which performed well. Like General Electric, these are very large, diversified industrial companies where we struggle to identify positive earnings dislocations or upside growth potential.

What is your outlook for the coming months?

We continue to see many trends that are encouraging for global economic growth, and ultimately, for the performance of stocks in the industrials sector. In two to three years, thanks to recovering revenues and new, significantly lower corporate tax rates, we are likely to see cleaner corporate balance sheets, healthier cash flows, and improved credit profiles for many industrial companies, in our view. As a result, we expect a virtuous cycle of increased spending, leading to higher revenues and an acceleration of growth. This would occur on the heels of an eight-year recovery in which earnings growth was derived primarily from cost cutting, share buybacks, and mergers and acquisitions, rather than from organic growth.

We also anticipate meaningful increases in operational expenditures for service companies by way of greater commitments to research and development, technology, and marketing.

Thank you, Dan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Global Industrials Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	302.89%	16.37%	109.92%	15.99%	45.98%	13.44%	24.72%	17.48%
After sales charge	279.72	15.62	97.85	14.62	37.58	11.22	17.55	10.72
Class B (12/18/08)
Before CDSC	280.09	15.63	102.21	15.12	42.72	12.59	23.76	17.02
After CDSC	280.09	15.63	100.21	14.89	39.72	11.79	18.76	12.02
Class C (12/18/08)
Before CDSC	276.28	15.50	102.14	15.11	42.74	12.59	23.79	16.99
After CDSC	276.28	15.50	102.14	15.11	42.74	12.59	22.79	15.99
Class M (12/18/08)
Before sales charge	285.61	15.81	104.79	15.42	43.83	12.88	24.08	17.15
After sales charge	272.11	15.36	97.63	14.60	38.80	11.55	19.73	13.05
Class R (12/18/08)
Net asset value	294.54	16.10	107.35	15.70	44.89	13.16	24.43	17.28
Class Y (12/18/08)
Net asset value	312.47	16.66	112.53	16.27	47.06	13.72	25.05	17.62

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Global Industrials Fund 9

Comparative index returns For periods ended 2/28/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
MSCI World Industrials
Index (ND)	211.34%	13.15%	73.51%	11.65%	34.07%	10.27%	19.63%	10.16%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.115		—	—	—		$0.078	$0.157
Capital gains
Long-term gains	0.297		$0.297	$0.297	$0.297		0.297	0.297
Short-term gains	0.531		0.531	0.531	0.531		0.531	0.531
Total	$0.943		$0.828	$0.828	$0.828		$0.906	$0.985
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
8/31/17	$20.50	$21.75	$19.46	$19.49	$20.07	$20.80	$20.34	$20.70
2/28/18	23.10	24.51	21.91	21.94	22.65	23.47	22.91	23.32

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	295.21%	15.95%	99.71%	14.84%	43.93%	12.91%	21.21%	9.52%
After sales charge	272.49	15.22	88.22	13.48	35.65	10.70	14.24	3.23
Class B (12/18/08)
Before CDSC	272.85	15.23	92.37	13.98	40.81	12.08	20.34	9.17
After CDSC	272.85	15.23	90.37	13.74	37.81	11.28	15.34	4.17
Class C (12/18/08)
Before CDSC	269.07	15.10	92.32	13.97	40.74	12.07	20.31	9.15
After CDSC	269.07	15.10	92.32	13.97	40.74	12.07	19.31	8.15
Class M (12/18/08)
Before sales charge	278.12	15.40	94.73	14.26	41.77	12.34	20.58	9.27
After sales charge	264.89	14.96	87.91	13.45	36.81	11.01	16.36	5.44
Class R (12/18/08)
Net asset value	286.97	15.69	97.24	14.55	42.83	12.62	20.91	9.38
Class Y (12/18/08)
Net asset value	304.69	16.25	102.12	15.11	45.02	13.19	21.51	9.68

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Global Industrials Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year
ended 8/31/17*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%
Total annual operating expenses for the
fiscal year ended 8/31/17	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%
Annualized expense ratio for the
six-month period ended 2/28/18	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/17 to 2/28/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$6.69	$10.71	$10.71	$9.37	$8.03	$5.34
Ending value (after expenses)	$1,174.80	$1,170.20	$1,169.90	$1,171.50	$1,172.80	$1,176.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Industrials Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/18, use the following calculation method. To find the value of your investment on 9/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$6.21	$9.94	$9.94	$8.70	$7.45	$4.96
Ending value (after expenses)	$1,018.65	$1,014.93	$1,014.93	$1,016.17	$1,017.41	$1,019.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Global Industrials Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Global Industrials Fund 13

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2018, Putnam employees had approximately $528,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Global Industrials Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Industrials Fund 15

The fund’s portfolio 2/28/18 (Unaudited)

COMMON STOCKS (100.1%)*	Shares	Value
Aerospace and defense (31.6%)
Airbus SE (France)	13,351	$1,590,486
Boeing Co. (The)	24,128	8,739,403
Harris Corp.	14,436	2,254,181
L3 Technologies, Inc.	18,558	3,851,713
Northrop Grumman Corp.	22,043	7,715,932
Raytheon Co.	40,218	8,747,817
Textron, Inc.	76,977	4,607,073
		37,506,605
Airlines (1.5%)
Air Canada (Canada)†	87,695	1,849,304
		1,849,304
Building products (0.6%)
Daikin Industries, Ltd. (Japan)	6,100	717,169
		717,169
Commercial services and supplies (3.9%)
Waste Connections, Inc.	65,773	4,655,413
		4,655,413
Electrical equipment (11.6%)
ABB, Ltd. (Switzerland)	118,311	2,865,141
Emerson Electric Co.	99,042	7,037,925
Nidec Corp. (Japan)	5,800	927,837
Rockwell Automation, Inc.	16,138	2,917,750
		13,748,653
Industrial conglomerates (10.4%)
Honeywell International, Inc.	49,673	7,506,087
Roper Technologies, Inc.	17,687	4,865,517
		12,371,604
Machinery (25.2%)
Caterpillar, Inc.	38,402	5,938,101
Dover Corp.	39,542	3,958,154
FANUC Corp. (Japan)	7,000	1,765,060
Fortive Corp.	70,130	5,385,984
Gardner Denver Holdings, Inc.†	72,925	2,334,329
Harsco Corp.†	59,646	1,207,832
Hitachi Construction Machinery Co. , Ltd. (Japan)	86,100	3,662,051
KION Group AG (Germany)	42,757	3,664,016
Titan International, Inc.	159,454	2,050,578
		29,966,105
Oil, gas, and consumable fuels (1.4%)
Cheniere Energy, Inc.†	32,280	1,695,346
		1,695,346
Road and rail (6.5%)
Norfolk Southern Corp.	28,223	3,925,255
Union Pacific Corp.	28,901	3,764,355
		7,689,610
Trading companies and distributors (6.1%)
Applied Industrial Technologies, Inc.	37,690	2,653,376
Mitsubishi Corp. (Japan)	163,800	4,594,900
		7,248,276

16 Global Industrials Fund

COMMON STOCKS (100.1%)* cont.	Shares	Value
Transportation infrastructure (1.3%)
Aena SME SA (Spain)	7,314	$1,487,633
		1,487,633
Total common stocks (cost $102,387,665)		$118,935,718

U. S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (0.1%)*	amount	Value
U. S. Government Agency Mortgage Obligations (0.1%)
Federal Home Loan Mortgage Corporation, 4.295%, 6/1/21 [i]	$107,277	$112,212
Total U. S. government and agency mortgage obligations (cost $112,212)		$112,212

	Principal
U. S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U. S. Treasury Notes 1.125%, 9/30/21 [i]	$118,000	$112,921
Total U. S. treasury obligations (cost $112,921)		$112,921

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Credit Suisse International
General Electric Co. (Call)	Jun-18/$22.00	$7,905,269	$560,260	$19,599
UBS AG
General Electric Co. (Call)	Jun-18/21.00	9,088,872	644,144	25,760
Total purchased options outstanding (cost $382,054)				$45,359

SHORT-TERM INVESTMENTS (0.4%)*	Shares	Value
State Street Institutional U. S. Government Money Market Fund,
Premier Class 1.30% P	430,000	$430,000
Total short-term investments (cost $430,000)		$430,000

TOTAL INVESTMENTS
Total investments (cost $103,424,852)		$119,636,210

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $118,830,415.

† This security is non-income-producing.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $141,792 to cover certain derivative contracts.

Global Industrials Fund 17

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):
United States	80.5%	Canada	1.6%
Japan	9.8	France	1.3
Germany	3.1	Spain	1.3
Switzerland	2.4	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $40,197,021) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/18/18	$583,740	$588,133	$(4,393)
	British Pound	Buy	3/21/18	592,759	548,949	43,810
	Euro	Buy	3/21/18	1,029,437	1,008,453	20,984
	Japanese Yen	Buy	5/16/18	1,789,362	1,745,623	43,739
Barclays Bank PLC
	Australian Dollar	Buy	4/18/18	137,954	139,458	(1,504)
	Hong Kong Dollar	Buy	5/16/18	1,656,051	1,657,796	(1,745)
	Swiss Franc	Sell	3/21/18	77,110	1,470	(75,640)
Citibank, N.A.
	British Pound	Buy	3/21/18	2,809,058	2,763,809	45,249
	Danish Krone	Buy	3/21/18	1,236,835	1,218,931	17,904
	Euro	Buy	3/21/18	4,683,413	4,659,408	24,005
Credit Suisse International
	British Pound	Buy	3/21/18	1,944,033	1,911,734	32,299
	British Pound	Sell	3/21/18	1,944,033	1,912,524	(31,509)
	Euro	Buy	3/21/18	605,127	591,878	13,249
	Swedish Krona	Buy	3/21/18	1,291,085	1,296,541	(5,456)
Goldman Sachs International
	Australian Dollar	Buy	4/18/18	440,038	443,147	(3,109)
	British Pound	Buy	3/21/18	1,600,254	1,599,895	359
	Euro	Buy	3/21/18	631,150	629,367	1,783
	Euro	Sell	3/21/18	631,150	634,983	3,833
HSBC Bank USA, National Association
	Euro	Buy	3/21/18	2,826,125	2,782,302	43,823
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/21/18	867,643	853,464	14,179
	Canadian Dollar	Buy	4/18/18	174,414	176,381	(1,967)
	Euro	Buy	3/21/18	1,981,538	1,949,263	32,275
	Japanese Yen	Buy	5/16/18	3,412,713	3,328,522	84,191
	New Zealand Dollar	Buy	4/18/18	29,703	29,241	462
	Singapore Dollar	Buy	5/16/18	674,341	682,851	(8,510)
	Swedish Krona	Buy	3/21/18	1,459,455	1,453,153	6,302
	Swiss Franc	Sell	3/21/18	519,720	503,116	(16,604)

18 Global Industrials Fund

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $40,197,021) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Royal Bank of Scotland PLC (The)
	Swedish Krona	Buy	3/21/18	$267,824	$276,938	$(9,114)
State Street Bank and Trust Co.
	British Pound	Buy	3/21/18	226,935	233,885	(6,950)
	Canadian Dollar	Buy	4/18/18	2,409,196	2,494,475	(85,279)
	Euro	Buy	3/21/18	434,695	423,494	11,201
	Israeli Shekel	Buy	4/18/18	55,705	56,209	(504)
	Japanese Yen	Buy	5/16/18	889,691	868,114	21,577
	Swedish Krona	Buy	3/21/18	562,475	559,911	2,564
UBS AG
	Australian Dollar	Buy	4/18/18	172,364	173,603	(1,239)
Unrealized appreciation						463,788
Unrealized (depreciation)						(253,523)
Total						$210,265

* The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 2/28/18 (premiums $162,175) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Credit Suisse International
General Electric Co. (Call)	Jun-18/$24.00	$7,905,269	$560,260	$11,201
UBS AG
General Electric Co. (Call)	Jun-18/22.00	9,088,872	644,144	22,534
Total				$33,735

Global Industrials Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Energy	$1,695,346	$—	$—
Industrials	95,966,079	21,274,293	—
Total common stocks	97,661,425	21,274,293	—

Purchased options outstanding	—	45,359	—
U. S. government and agency mortgage obligations	—	112,212	—
U. S. treasury obligations	—	112,921	—
Short-term investments	430,000	—	—
Totals by level	$98,091,425	$21,544,785	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$210,265	$—
Written options outstanding	—	(33,735)	—
Totals by level	$—	$176,530	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

20 Global Industrials Fund

Statement of assets and liabilities 2/28/18 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $103,424,852)	$119,636,210
Foreign currency (cost $41) (Note 1)	40
Dividends, interest and other receivables	227,407
Receivable for shares of the fund sold	994,535
Receivable for investments sold	3,630,983
Unrealized appreciation on forward currency contracts (Note 1)	463,788
Prepaid assets	55,705
Total assets	125,008,668

LIABILITIES
Payable to custodian	610,693
Payable for investments purchased	4,345,387
Payable for shares of the fund repurchased	92,649
Payable for compensation of Manager (Note 2)	55,390
Payable for custodian fees (Note 2)	10,278
Payable for investor servicing fees (Note 2)	30,669
Payable for Trustee compensation and expenses (Note 2)	3,777
Payable for administrative services (Note 2)	287
Payable for distribution fees (Note 2)	32,877
Unrealized depreciation on forward currency contracts (Note 1)	253,523
Written options outstanding, at value (premiums $162,175) (Note 1)	33,735
Collateral on certain derivative contracts, at value (Notes 1 and 8)	655,133
Other accrued expenses	53,855
Total liabilities	6,178,253

Net assets	$118,830,415

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$99,665,861
Undistributed net investment income (Note 1)	2,481
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,615,400
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	16,546,673
Total — Representing net assets applicable to capital shares outstanding	$118,830,415

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($54,335,883 divided by 2,352,482 shares)	$23.10
Offering price per class A share (100/94.25 of $23.10)*	$24.51
Net asset value and offering price per class B share ($4,609,160 divided by 210,348 shares)**	$21.91
Net asset value and offering price per class C share ($11,401,535 divided by 519,562 shares)**	$21.94
Net asset value and redemption price per class M share ($145,747 divided by 6,435 shares)	$22.65
Offering price per class M share (100/96.50 of $22.65)*	$23.47
Net asset value, offering price and redemption price per class R share
($325,804 divided by 14,221 shares)	$22.91
Net asset value, offering price and redemption price per class Y share
($48,012,286 divided by 2,059,084 shares)	$23.32

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 21

Statement of operations Six months ended 2/28/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $10,852)	$658,131
Interest (including interest income of $9,891 from investments in affiliated issuers) (Note 5)	10,154
Securities lending (net of expenses) (Notes 1 and 5)	1,394
Total investment income	669,679

EXPENSES
Compensation of Manager (Note 2)	278,389
Investor servicing fees (Note 2)	83,484
Custodian fees (Note 2)	11,130
Trustee compensation and expenses (Note 2)	1,975
Distribution fees (Note 2)	117,254
Administrative services (Note 2)	1,542
Blue sky expense	44,080
Other	18,783
Total expenses	556,637
Expense reduction (Note 2)	(2,488)
Net expenses	554,149

Net investment income	115,530

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	5,570,087
Foreign currency transactions (Note 1)	591
Forward currency contracts (Note 1)	180,693
Total net realized gain	5,751,371
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	7,020,308
Assets and liabilities in foreign currencies	(5,057)
Forward currency contracts	57,172
Written options	128,440
Total change in net unrealized appreciation	7,200,863

Net gain on investments	12,952,234

Net increase in net assets resulting from operations	$13,067,764

The accompanying notes are an integral part of these financial statements.

22 Global Industrials Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/18*	Year ended 8/31/17
Operations
Net investment income	$115,530	$692,774
Net realized gain on investments
and foreign currency transactions	5,751,371	1,183,913
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	7,200,863	5,408,716
Net increase in net assets resulting from operations	13,067,764	7,285,403
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(204,634)	(498,832)
Class B	—	(59,559)
Class C	—	(89,913)
Class M	—	(2,684)
Class R	(940)	(2,775)
Class Y	(257,749)	(474,093)
Net realized short-term gain on investments
Class A	(944,875)	(63,237)
Class B	(107,272)	(8,672)
Class C	(214,859)	(12,640)
Class M	(3,403)	(412)
Class R	(6,396)	(382)
Class Y	(871,751)	(56,212)
From net realized long-term gain on investments
Class A	(528,490)	(149,145)
Class B	(60,000)	(20,453)
Class C	(120,175)	(29,812)
Class M	(1,904)	(972)
Class R	(3,578)	(901)
Class Y	(487,589)	(132,577)
Increase from capital share transactions (Note 4)	39,184,930	35,635,148
Total increase in net assets	48,439,079	41,317,280

NET ASSETS
Beginning of period	70,391,336	29,074,056
End of period (including undistributed net investment
income of $2,481 and $350,274, respectively)	$118,830,415	$70,391,336

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
February 28, 2018**	$20.50	.03	3.52	3.55	(.12)	(.83)	(.95)	—	$23.10	17.48*	$54,336	.61*	.13*	111*
August 31, 2017	18.46	.27[e]	2.37	2.64	(.42)	(.18)	(.60)	—	20.50	14.67	30,609	1.28[d]	1.40[d,e]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	—	18.46	19.58	12,431	1.28[d,g]	.77[d,g]	216
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	—	16.04	(5.02)	8,932	1.27[d]	.29[d]	179
August 31, 2014	17.72	.10	3.74	3.84	—	(1.56)	(1.56)	—	20.00	21.95	14,342	1.32[d]	.48[d]	227
August 31, 2013	13.52	.13	4.14	4.27	(.07)	—	(.07)	—[h]	17.72	31.68	14,850	1.35[d]	.82[d]	238
Class B
February 28, 2018**	$19.46	(.05)	3.33	3.28	—	(.83)	(.83)	—	$21.91	17.02*	$4,609	.98 *	(.24)*	111*
August 31, 2017	17.63	.10[e]	2.27	2.37	(.36)	(.18)	(.54)	—	19.46	13.81	4,002	2.03[d]	.52[d,e]	275
August 31, 2016	15.46	—[h]	2.82	2.82	(.07)	(.58)	(.65)	—	17.63	18.67	1,442	2.03[d,g]	(.02) [d,g]	216
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	—	15.46	(5.72)	1,083	2.02[d]	(.43) [d]	179
August 31, 2014	17.36	(.05)	3.67	3.62	—	(1.56)	(1.56)	—	19.42	21.09	1,161	2.07[d]	(.26) [d]	227
August 31, 2013	13.29	.02	4.05	4.07	—	—	—	—[h]	17.36	30.62	524	2.10[d]	.10[d]	238
Class C
February 28, 2018**	$19.49	(.05)	3.33	3.28	—	(.83)	(.83)	—	$21.94	16.99*	$11,402	.98 *	(.24)*	111*
August 31, 2017	17.67	.09[e]	2.29	2.38	(.38)	(.18)	(.56)	—	19.49	13.80	7,218	2.03[d]	.48[d,e]	275
August 31, 2016	15.49	—[h]	2.83	2.83	(.07)	(.58)	(.65)	—	17.67	18.70	1,939	2.03[d,g]	(.01) [d,g]	216
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	—	15.49	(5.71)	984	2.02[d]	(.43) [d]	179
August 31, 2014	17.38	(.04)	3.66	3.62	—	(1.56)	(1.56)	—	19.44	21.06	1,132	2.07[d]	(.23) [d]	227
August 31, 2013	13.30	.01	4.07	4.08	—	—	—	—[h]	17.38	30.68	708	2.10[d]	.08[d]	238
Class M
February 28, 2018**	$20.07	(.03)	3.44	3.41	—	(.83)	(.83)	—	$22.65	17.15*	$146	.86*	(.12)*	111*
August 31, 2017	18.10	.21[e,f]	2.29	2.50	(.35)	(.18)	(.53)	—	20.07	14.11	159	1.78[d]	1.08[d,e,f]	275
August 31, 2016	15.81	.04	2.90	2.94	(.07)	(.58)	(.65)	—	18.10	19.02	104	1.78[d,g]	.24[d,g]	216
August 31, 2015	19.74	(.04)	(.86)	(.90)	—	(3.03)	(3.03)	—	15.81	(5.51)	63	1.77[d]	(.21) [d]	179
August 31, 2014	17.58	—[h]	3.72	3.72	—	(1.56)	(1.56)	—	19.74	21.41	107	1.82[d]	.02[d]	227
August 31, 2013	13.42	.05	4.11	4.16	—	—	—	—[h]	17.58	31.00	64	1.85[d]	.34[d]	238
Class R
February 28, 2018**	$20.34	—[h]	3.48	3.48	(.08)	(.83)	(.91)	—	$22.91	17.28*	$326	.74*	.01*	111*
August 31, 2017	18.33	.25[e,f]	2.33	2.58	(.39)	(.18)	(.57)	—	20.34	14.40	207	1.53[d]	1.30[d,e,f]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	—	18.33	19.28	116	1.53[d,g]	.41[d,g]	216
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	—	15.97	(5.23)	62	1.52[d]	.05[d]	179
August 31, 2014	17.71	.06	3.73	3.79	—	(1.56)	(1.56)	—	19.94	21.66	166	1.57[d]	.29[d]	227
August 31, 2013	13.52	.05	4.18	4.23	(.04)	—	(.04)	—[h]	17.71	31.34	72	1.60[d]	.30[d]	238

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Industrials Fund	Global Industrials Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class Y
February 28, 2018**	$20.70	.06	3.55	3.61	(.16)	(.83)	(.99)	—	$23.32	17.62*	$48,012	.49*	.26*	111*
August 31, 2017	18.62	.28[e]	2.43	2.71	(.45)	(.18)	(.63)	—	20.70	14.94	28,196	1.03[d]	1.42[d,e]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	—	18.62	19.91	13,042	1.03[d,g]	1.04[d,g]	216
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	—	16.13	(4.80)	3,382	1.02[d]	.56[d]	179
August 31, 2014	17.77	.22[i]	3.69	3.91	—	(1.56)	(1.56)	—	20.12	22.29	4,863	1.07[d]	1.08[d,i]	227
August 31, 2013	13.56	.17	4.15	4.32	(.11)	—	(.11)	—[h]	17.77	31.97	1,933	1.10[d]	1.04[d]	238

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2017	0.25%
August 31, 2016	0.68
August 31, 2015	0.70
August 31, 2014	0.46
August 31, 2013	0.50

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class M	0.15	0.80
Class R	0.15	0.79
Class Y	0.10	0.48

f The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h Amount represents less than $0.01 per share.

i The net investment income and per share amount shown for the period ending August 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into and/or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

26 Global Industrials Fund	Global Industrials Fund 27

Notes to financial statements 2/28/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2017 through February 28, 2018.

Putnam Global Industrials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the industrial products, services or equipment industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

28 Global Industrials Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is

Global Industrials Fund 29

generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was

30 Global Industrials Fund

opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $145,394 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

Global Industrials Fund 31

applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $104,087,853, resulting in gross unrealized appreciation and depreciation of $17,166,670 and $1,441,783, respectively, or net unrealized appreciation of $15,724,887.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.309% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not

32 Global Industrials Fund

manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$37,687	Class R	240
Class B	4,039	Class Y	33,171
Class C	8,210	Total	$83,484
Class M	137

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $172 under the expense offset arrangements and by $2,316 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $72, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

Global Industrials Fund 33

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$50,424
Class B	1.00%	1.00%	21,722
Class C	1.00%	1.00%	43,915
Class M	1.00%	0.75%	553
Class R	1.00%	0.50%	640
Total			$117,254

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,650 and $56 from the sale of class A and class M shares, respectively, and received $3,270 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$136,328,437	$99,333,689
U. S. government securities (Long-term)	—	—
Total	$136,328,437	$99,333,689

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,266,321	$28,570,160	1,804,055	$34,573,402
Shares issued in connection with
reinvestment of distributions	74,214	1,644,571	37,579	687,320
	1,340,535	30,214,731	1,841,634	35,260,722
Shares repurchased	(481,132)	(10,657,742)	(1,021,842)	(19,610,314)
Net increase	859,403	$19,556,989	819,792	$15,650,408

34 Global Industrials Fund

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	10,727	$232,549	145,142	$2,625,301
Shares issued in connection with
reinvestment of distributions	7,785	163,871	4,977	86,845
	18,512	396,420	150,119	2,712,146
Shares repurchased	(13,820)	(292,101)	(26,228)	(486,836)
Net increase	4,692	$104,319	123,891	$2,225,310

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	158,775	$3,466,078	303,809	$5,582,083
Shares issued in connection with
reinvestment of distributions	15,880	334,749	7,535	131,720
	174,655	3,800,827	311,344	5,713,803
Shares repurchased	(25,475)	(548,559)	(50,686)	(951,025)
Net increase	149,180	$3,252,268	260,658	$4,762,778

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	1,794	$40,037	3,948	$73,519
Shares issued in connection with
reinvestment of distributions	244	5,307	227	4,068
	2,038	45,344	4,175	77,587
Shares repurchased	(3,539)	(76,914)	(2,002)	(37,814)
Net increase (decrease)	(1,501)	$(31,570)	2,173	$39,773

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	5,397	$119,468	4,942	$94,308
Shares issued in connection with
reinvestment of distributions	326	7,172	180	3,269
	5,723	126,640	5,122	97,577
Shares repurchased	(1,671)	(37,127)	(1,267)	(23,911)
Net increase	4,052	$89,513	3,855	$73,666

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	875,624	$20,240,364	1,407,920	$27,411,502
Shares issued in connection with
reinvestment of distributions	72,128	1,612,781	35,963	662,790
	947,752	21,853,145	1,443,883	28,074,292
Shares repurchased	(250,879)	(5,639,734)	(782,091)	(15,191,079)
Net increase	696,873	$16,213,411	661,792	$12,883,213

Global Industrials Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$2,517,375	$2,517,375	$1,811	$—
Putnam Short Term
Investment Fund**	1,965,209	49,358,532	51,323,741	9,891	—
Total Short-term
investments	$1,965,209	$51,875,907	$53,841,116	$11,702	$—

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the industrials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$910,000
Written equity option contracts (contract amount)	$760,000
Forward currency contracts (contract amount)	$50,400,000

36 Global Industrials Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$463,788	Payables	$253,523
Equity contracts	Investments	45,359	Payables	33,735
Total		$509,147		$287,258

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$180,693	$180,693
Equity contracts	(78,885)	—	$(78,885)
Total	$(78,885)	$180,693	$101,808

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$57,172	$57,172
Equity contracts	(203,186)	—	$(203,186)
Total	$(203,186)	$57,172	$(146,014)

Global Industrials Fund 37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts #	$108,533	$—	$87,158	$45,548	$5,975	$43,823	$137,409	$—	$35,342	$—	$463,788
Purchased options **#	—	—	—	19,599	—	—	—	—	—	25,760	45,359
Total Assets	$108,533	$—	$87,158	$65,147	$5,975	$43,823	$137,409	$—	$35,342	$25,760	$509,147
Liabilities:
Forward currency contracts #	4,393	78,889	—	36,965	3,109	—	27,081	9,114	92,733	1,239	253,523
Written options #	—	—	—	11,201	—	—	—	—	—	22,534	33,735
Total Liabilities	$4,393	$78,889	$—	$48,166	$3,109	$—	$27,081	$9,114	$92,733	$23,773	$287,258
Total Financial and Derivative Net Assets	$104,140	$(78,889)	$87,158	$16,981	$2,866	$43,823	$110,328	$(9,114)	$(57,391)	$1,987	$221,889
Total collateral received (pledged)†##	$104,140	$—	$87,158	$16,981	$—	$43,823	$110,328	$—	$—	$—
Net amount	$—	$(78,889)	$—	$—	$2,866	$—	$—	$(9,114)	$(57,391)	$1,987
Controlled collateral received (including
TBA commitments)**	$112,212	$—	$190,000	$120,000	$—	$112,921	$120,000	$—	$—	$—	$655,133
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments) **	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38 Global Industrials Fund	Global Industrials Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Global Industrials Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA721 310287 4/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2018